UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 30, 2012

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51532	73-1721486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47669 Fremont Boulevard Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

(510) 979-0400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 2, 2012, Ikanos Communications, Inc. (the “Company”) issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended January 1, 2012. A copy of this press release is furnished as Exhibit 99.1 to this report.

The information provided in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

In an effort to manage the Company’s operating expense to its projected revenue forecast, on January 30, 2012 the Board of Directors approved and management initiated a corporate restructuring plan that will include a reduction in force of approximately 16%. Employees were notified on February 1 and 2, 2012 of their planned termination.

The Company expects to incur a total pre-tax restructuring charge in the range of $1.25 million to $1.5 million in 2012. This charge will include expenses related to the severance for terminated employees and other exit-related costs arising from contractual and other obligations. Of the total restructuring charge, all of the charges are expected to be cash expenditures.

The foregoing contains forward-looking statements regarding the restructuring plan and amount of related charges. Statements regarding future events are based on the Company’s current expectations and are necessarily subject to associated risks related to, among other things, the Company’s ability to complete the restructuring. Actual results may differ materially from those in the forward-looking statements. For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and quarterly report on Form 10-Q. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated February 2, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2012

IKANOS COMMUNICATIONS, INC.

By:	/s/ DENNIS BENCALA
Dennis Bencala Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 2, 2012.

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